Item 1: Report to Shareholders

European Stock Fund	October 31, 2005

The views and opinions in this report were current as of October 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

European stocks have been on a roller coaster for the past 12 months. In early spring, they lost some of the vigor they showed through most of 2004 and early 2005. By midsummer, the region’s markets exhibited surprising strength, reaching a three-year high in July but then plummeting in October. Nevertheless, European stocks were able to outperform the U.S. market, despite economic data that pointed to slower growth across the European Union (EU). Since the beginning of 2005, the U.S. dollar gained against the euro and pound sterling, hurting returns for dollar-based investors. Energy, materials, and industrials were the best performing sectors during the 6- and 12-month periods. Telecommunications services, utilities, and consumer discretionary were the weakest. Small-cap stocks continued their strong run.

We are pleased to report that the European Stock Fund generated solid returns for the 6- and 12-month periods ended October 31, 2005, but, as shown in the table, the fund trailed the MSCI Europe Index and the Lipper European Funds Average. Since our portfolio is oriented toward higher-quality growth companies, the investor preference for value stocks in 2005 worked against our investment style and hurt our performance relative to the benchmarks. However, in April, growth finally narrowed the gap with value but has yet to outperform. Growth’s improved performance gave a lift to the fund, but whether this marks the beginning of a sustained cycle of growth outperformance remains to be seen.

MARKET REVIEW

A convergence of negative economic and geopolitical factors were responsible for the markets’ inconsistent performance for the past 12 months. Toward the end of 2004 and during the first quarter of 2005, economic data indicated that most of Europe’s major economies were slowing down, unemployment was rising, and consumer confidence was plummeting. The French and Dutch rejection of the European Constitution in June only added to negative investor sentiment, as did the London terrorist attack in July. By midsummer, economic indicators had leveled off and market sentiment improved. In addition, companies reported solid earnings and strong balance sheets with high levels of cash, stimulating merger and acquisition activity. Christian Democratic Union candidate Angela Merkel’s failure to win a decisive victory in Germany dampened investor enthusiasm. Europeans had hoped that her agenda of market-oriented economic reforms would transform Germany and then serve as the catalyst for changing other slow-growing continental economies.

The Dollar Rises Again

The U.S. dollar gained 12% against the yen, 8% in relation to the British pound, and 12% versus the euro this year, through October 31. The dollar's strength was largely due to rising yields relative to Europe and Japan, the faster pace of U.S. economic growth than in other major developed markets, and strong demand from overseas investors.

Why should you care about the U.S. greenback's strength or weakness versus other currencies? If you have been a tourist in a foreign country, you know that a strong dollar allows you to buy more goods and services per dollar. (For example, if you can buy a euro for $1.10 rather than $1.20—the exchange rate on October 31, 2005—you spend fewer dollars for a cab ride, dinner, and a bottle of wine.) Along the same lines, a strong dollar makes imported goods and services less expensive for U.S. purchasers. Even if the currency price charged by the foreign exporter does not change, the strong dollar means it costs fewer dollars to buy the product. Conversely, a weak dollar makes U.S. goods more attractive in overseas markets.

Investing in foreign stocks and bonds involves the same type of currency translations. Initially, dollars must be converted into the local currency to buy the securities. Subsequently, price quotations, dividends and interest payments, and redemptions must be translated back into U.S. dollars. Because foreign exchange rates continually change due to each currency's supply and demand, currency movements can increase or decrease the dollar value of an investment even if the security's price remains unchanged. U.S. investors benefited from the falling greenback in 2004. The MSCI EAFE (Europe, Australasia, and Far East) Index gained 13.1% in local-currency terms but, thanks to currency exchange, produced a 20.7% return for U.S. investors.

With several more Fed rate hikes in prospect and solid fundamental underpinnings—corporate earnings gains at the fore—T. Rowe Price International portfolio managers believe the U.S. dollar has reasonable support at current levels versus other currencies. Over the longer term, however, our managers believe these positive factors will moderate and the dollar will reverse course due to concerns about the ballooning U.S. trade and budget deficits and the likelihood of rate hikes by the European Central Bank.

Dollar Fluctuations: 1999 to 2005

The value of the dollar can fluctuate widely versus other currencies. This chart shows the relationship between three major currencies and the U.S. dollar since the launch of the euro—the common currency for 12 countries in Europe—on January 1, 1999. The dollar was strong in the first part of 2002, declined to lows in early 2005, and subsequently rallied.

U.S. Dollar
Euro
British Pound
Japanese Yen
140
120
100
80
Strong Dollar
Weak Dollar
U.S. Dollar constant at 100
1/1/99
1/00
1/01
1/02
1/03
1/04
1/05
10/31/05

Note: Foreign currency movement is charted relative to a constant U.S. dollar (100).
Source: Factset

For the most recent six-month period, markets in Norway, Austria, Denmark, and Switzerland posted the best results. Norway’s market reaped the benefits of escalating energy prices, and Austria’s proximity to the emerging Eastern European economies helped buoy its market.

The U.K. registered handsome gains in local terms, but the pound’s relative weakness considerably reduced the dollar-denominated returns. Ireland, Italy, and Portugal were the region’s weakest performers.

Despite the less-than-robust economic conditions, all major sectors, with the exception of telecommunications services, gained ground during the past six months. Energy and materials were the best performing sectors. Information technology, which had been one of weakest segments six months ago, and industrials were solid performers during the second half. Telecommunications suffered from intense competition and competitive prices.

PORTFOLIO PERFORMANCE AND STRATEGY

Shortly before the end of this reporting period, we undertook a major restructuring of the fund to better position it for future growth. There had been very little turnover in the portfolio, and over time, it had accumulated a considerable number of stocks with substantial long-term gains, reflecting good market performance. In order to capture these gains, we sold many of these holdings and reinvested the proceeds into companies that we feel have much better potential. By reducing the number of holdings from 110 to about 65, we are shifting the fund’s focus to faster-growing, smaller companies and away from the mature, slow-growth companies that had dominated the portfolio. As a result of this repositioning, the fund expects to distribute a substantial long-term capital gain to its shareholders in December. We could have prolonged this restructuring over a longer period to minimize the tax consequences, but we believed that given the market’s erratic conditions during the past year, it would be best to optimize our gains through a concentrated period of selling.

Financials, the fund’s largest sector allocation, performed well. Our best contributor was Turkiye Is Banakasi, Turkey’s major banking company. After realizing handsome gains, we eliminated our shares in BNP Paribas, Deutsche Bank, and Banco Santander Hispanico. We also sold some of our underachievers, such as Royal Bank of Scotland.

We turned our attention to financial companies that have strong potential for growth and carry relatively low valuations. Four major bank purchases that fit those characteristics were Bank of Cyprus, Promstroibank, OTP Bank, and Commerzbank. Bank of Cyprus, with a dominant position in its home market and a growing presence in Greece, has focused on serving the Greek and Cypriot expatriate communities in the U.K. and Australia. It also has offices in the U.S., Canada, South Africa, Russia, and Romania.

Promstroibank, a leading publicly traded bank in the northwest region of Russia, is one of the 10 largest banks in the country and has an extensive branch network. OTP Bank, started in 1949 as the state-controlled National Savings Bank of Hungary, was privatized in 1995 and has become the country’s largest commercial bank. Commerzbank, which reported higher-than-expected net income, is small bank that would be a tempting target for any European bank interested in entering the German market. We added to our holdings of UniCredito Italiano. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

Our health care exposure also aided performance. Two of our major pharmaceutical holdings—GlaxoSmithKline (U.K.) and Novartis (Switzerland)—were solid contributors. After regulators allowed two previously suspended drugs to return to the market, GlaxoSmithKline, our top contributor for the year, rose handsomely. We have taken some profits, but it remains in our portfolio. We added Novartis, which generates revenues from brand-name prescription drugs as well as generics, because it has little downside risk, with only one patent expiration this decade and several blockbuster drugs in its development pipeline. After substantial appreciation, we eliminated AstraZeneca (U.K.), because we see little growth until it delivers new drugs to the market, and Sanofi-Adventis (France), which faces major patent challenges and has no promising new drugs.

Higher oil prices, improved refining margins, and a cyclical recovery in chemicals generated bumper profits that, in turn, lifted energy shares. Total (France) and Eni (Italy) made positive contributions during the past six months. We also traded our holdings in Shell Trading and Transportation (Neth.) for shares in BP (U.K.). Shortly after our purchase, the shares declined during the October slide and hurt our results, but with its global market and expanding interest in Russian and Central Asian production fields, BP is well positioned for the long-term. We added Spanish gas distributor Enegas, which should benefit from an improved regulatory environment that allows for higher prices. During the past year, we realized gains in Lukoil (Russia) and Neste Oil (Finland) and eliminated them from our portfolio.

Our stock selection in the weak telecommunications services sector paid off. We reaped good returns from wireless companies Vimplecom (Russia) and O2 (U.K.), which had become a takeover target for the Spanish company Telefonica. Earlier this year, we eliminated Telecom Italia Mobile, which pro-vides networks for businesses and individuals in Italy, Brazil, and Venezuela. The stock carried a premium that we thought it could not support.

The consumer sectors were detractors during the period, weighed down by British companies Kingfisher (U.K.), Taylor Nelson (U.K.), and Morrisons Supermarkets (U.K.). With stagnating real estate prices, falling retail sales, and weak consumer confidence, retailers and media companies struggled in the U.K. and continental markets, but that also gave us the opportunity to establish positions in a number of promising companies in the consumer discretionary sector. Seat Pagine Gialle, an Italian company with a strong presence in the European directories business, was a major purchase as was Signet Group, the world’s largest specialty retail jeweler with operations in the U.S. and U.K., that focuses on the middle market through retail outlets, such as Kay Jewelers in the U.S. and H.Samuel, Ernest Jones, and Leslie Davis in the U.K. We also established holdings in Russian discount retailer Pyaterochka (Russia), which has been able to expand rapidly and capitalize on the Russian households’ growing disposable incomes, and two gaming companies—Opap (Greece) and Lottomatica (Italy). Opap has a major market share of the Greek lottery and sport betting business, and Lottomatica has had strong growth in scratch cards and mobile phone services. After providing us with substantial long-term returns, we decided to sell retailer Cortefiel (Spain).

INVESTMENT OUTLOOK

Europe’s economic outlook depends on oil prices. With the 50% increase in oil prices (in euros) in the past year, economies experienced a noticeable slowing. Higher oil prices and rising interest rates have dampened consumer confidence, but that situation could quickly change, particularly if oil prices fall. If there is no sustained inflationary pressure, the European Central Bank could decide to keep rates low rather than raise them. Recent economic data have been encouraging, and we expect moderate economic growth.

The outlook for company profits remains positive. European interest rates, which have been lower than those in the U.S., have helped to support the continent’s equity markets. We believe valuations in Europe are attractive compared with other regions, and the downside risk appears limited. Companies have restructured their balance sheets and are generating healthy amounts of cash. Value stocks, which have outperformed growth for some time, are no longer trading at a relative discount, which could signal an end to this trend. The past year’s downturn in the economic cycle should improve the prospects for the steady growth companies we favor. In an environment of moderate growth, investors have shown a willingness to pay for companies whose sales and earnings are expanding.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.
November 15, 2005

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI Europe Index: A market capitalization weighted index of approximately 500 stocks traded in 15 European markets.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

GDP: Gross domestic product is the total market value of all goods and services produced in a country in a given year.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS †

(Cost and value in $ 000s)

	Shares	Value
AUSTRIA 1.0%		
Common Stocks 1.0%		
Telekom Austria	377,300	7,799
Total Austria (Cost $7,828)		7,799
BELGIUM 1.9%		
Common Stocks 1.9%		
SES Global GDR	972,700	15,383
Total Belgium (Cost $14,960)		15,383
CYPRUS 1.9%		
Common Stocks 1.9%		
Bank of Cyprus (EUR)	2,832,800	14,367
Bank of Cyprus, Rights (EUR) (2)	2,832,800	1,008
Total Cyprus (Cost $14,925)		15,375
DENMARK 1.5%		
Common Stocks 1.5%		
Novo Nordisk, Series B	229,200	11,779
Total Denmark (Cost $10,071)		11,779
FRANCE 10.3%		
Common Stocks 10.3%		
AXA	611,467	17,724
France Telecom	80,697	2,099
Hermes International	71,107	15,971
Neopost	127,271	12,290
Total	89,821	22,638
Zodiac	196,700	10,726
Total France (Cost $49,847)		81,448
GERMANY 4.2%		
Common Stocks 4.2%		
Commerzbank	498,000	13,042
Hypo Real Estate Holding	416,026	20,124
Total Germany (Cost $26,286)		33,166

(Cost and value in $ 000s)	Shares	Value
GREECE 9.2%		
Common Stocks 9.2%		
Agriculture Bank of Greece (2)	1,878,600	11,071
Cosmote Mobile Communication	199,171	4,093
EFG Eurobank Ergasias	263,300	7,919
Hellenic Telecommunications (2)	649,390	13,436
National Bank of Greece	505,413	19,765
OPAP	584,700	16,895
Total Greece (Cost $71,961)		73,179
HUNGARY 0.5%		
Common Stocks 0.5%		
OTP Bank	116,700	4,219
Total Hungary (Cost $3,862)		4,219
IRELAND 4.2%		
Common Stocks 4.2%		
Anglo Irish Bank	1,114,400	15,098
Bank of Ireland	536,700	8,180
CRH	408,600	10,220
Total Ireland (Cost $33,072)		33,498
ITALY 15.3%		
Common Stocks 15.3%		
Assicurazioni Generali (1)	417,835	12,440
Banca Intesa S.p.A.	1,665,900	7,221
Banco Popolare de Milano	245,400	2,340
Bulgari (1)	1,280,000	13,569
Eni S.p.A. (1)	575,291	15,401
Lottomatica (1)	467,300	16,982
Mediobanca	528,900	9,374
Seat Pagine Gialle (2)	39,112,200	18,175
Toro Assicurazioni (2)	314,400	4,985

(Cost and value in $ 000s)	Shares	Value
UniCredito [1]	3,757,208	20,998
Total Italy (Cost $110,384)		121,485
NETHERLANDS 2.0%		
Common Stocks 2.0%		
Koninklijke Numico [1][2]	388,148	15,725
Total Netherlands (Cost $12,844)		15,725
RUSSIA 1.7%		
Common Stocks 1.7%		
Promstroibank (USD) [2]	4,314,100	4,789
Pyaterochka Holding GDR (USD) [1][2]	462,600	9,070
Total Russia (Cost $11,122)		13,859
SPAIN 7.8%		
Common Stocks 7.8%		
Banco Bilbao Vizcaya Argenta	919,755	16,220
Cia Distrib Integral Logista	74,164	3,933
Enagas [1]	1,076,700	19,054
Indra Sistemas	368,800	7,565
Telefonica	445,065	7,106
Vallehermoso [1]	319,900	8,482
Total Spain (Cost $54,498)		62,360
SWITZERLAND 14.9%		
Common Stocks 14.9%		
Cie Financ Richemont, Equity Units, Class A	466,900	17,761
Credit Suisse Group	333,620	14,752
EFG International [2]	112,000	3,217
Nestle	70,816	21,071
Nobel Biocare	47,227	10,884
Novartis	310,697	16,706
Phonak Holding	293,300	12,225
Roche Holding	39,104	5,840
UBS	185,937	15,777
Total Switzerland (Cost $81,149)		118,233

(Cost and value in $ 000s)	Shares	Value
TURKEY 1.6%		
Common Stocks 1.6%		
Turkiye Is Bankasi	1,773,780	12,296
Total Turkey (Cost $8,793)		12,296
UNITED KINGDOM 19.5%		
Common Stocks 19.5%		
Barclays	713,432	7,064
BP	2,520,850	27,884
Capita Group	2,094,700	14,445
Carnival	306,226	15,527
GlaxoSmithKline	599,425	15,586
GUS	856,800	12,771
iSOFT Group	413,200	2,913
Johnson Matthey	401,100	8,303
Reckitt Benckiser	196,217	5,926
Royal Dutch Shell, Series B	235,429	7,676
Signet Group	5,295,100	9,524
Vodafone	7,056,202	18,508
William Hill	926,000	8,750
Total United Kingdom (Cost $144,087)		154,877
SHORT-TERM INVESTMENTS 2.3%		
Money Market Funds 2.3%		
T. Rowe Price Reserve Investment Fund, 3.96% (3)(4)	18,460,025	18,460
Total Short-term Investments (Cost $18,460)		18,460
SECURITIES LENDING COLLATERAL 9.3%		
Money Market Pooled Account 9.3%		
Investment in money market pooled account managed by JP Morgan Chase Bank, London, 3.897%(3)	74,190,421	74,190
Total Securities Lending Collateral (Cost $74,190)		74,190

†	Denominated in the currency of the country of incorporation unless otherwise noted
(1)	All or a portion of this security is on loan at October 31, 2005 - See Note 2
(2)	Non-income producing
(3)	Seven-day yield
(4)	Affiliated company - See Note 5
EUR	Euro
GDR	Global Depository Receipts
USD	U.S. Dollar

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets		
Investments in securities, at value		
Affiliated companies (cost $18,460)	$	18,460
Non-affiliated companies (cost $729,879)		848,871
Total investments in securities		867,331
Receivable for investment securities sold		5,094
Foreign currency		1,376
Dividends and interest receivable		654
Receivable for shares sold		176
Cash		25
Other assets		1,023
Total assets		875,679
Liabilities		
Obligation to return securities lending collateral		74,190
Payable for investment securities purchased		4,212
Investment management fees payable		550
Payable for shares redeemed		506
Due to affiliates		118
Other liabilities		1,072
Total liabilities		80,648
NET ASSETS	$	795,031
Net Assets Consist of:		
Undistributed net investment income	$	12,042
Undistributed net realized gain		159,029
Net unrealized gain		118,991
Paid-in capital applicable to 38,636,824 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized		504,969
NET ASSETS	$	795,031
NET ASSET VALUE PER SHARE	$	20.58

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The European Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on February 28, 1990. The fund seeks long-term growth of capital through investments primarily in the common stocks of European companies. Current income is a secondary objective.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $15,000 for the year ended October 31, 2005.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2005, approximately 15% of the fund’s net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At October 31, 2005, the value of loaned securities was $71,287,000; aggregate collateral consisted of $74,190,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $659,949,000 and $759,369,000, respectively, for the year ended October 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2005 totaled $11,871,000 and were characterized as ordinary income for tax purposes. At October 31, 2005, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended October 31, 2005, the fund utilized $46,695,000 of capital loss carryforwards.

For the year ended October 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2005, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2005, expenses incurred pursuant to these service agreements were $87,000 for Price Associates, $877,000 for T. Rowe Price Services, Inc., and $45,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2005, the fund was allocated $108,000 of Spectrum Funds’ expenses, of which $60,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is included in Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $2,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At October 31, 2005, approximately 5% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended October 31, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $205,000, and the value of shares of the T. Rowe Price Reserve Funds held at October 31, 2005 and October 31, 2004 was $18,460,000 and $2,718,000, respectively.

As of October 31, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 129,190 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price European Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price European Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 12, 2005

Tax Information (Unaudited) for the Tax Year Ended 10/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

- $113,000 from short-term capital gains,
- $4,311,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $11,830,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $13,678,000 and foreign taxes paid of $589,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees and expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Chairman of the Board, and Chief Executive Officer, The
1991	Rouse Company, real estate developers (1997 to 2004); Director,
Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
1988	Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp., Golden Star Resources Ltd. (5/00 to pres-
2001	ent), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services,
(1943)	Marsh Inc. (1999 to 2003); Managing Director and Head of
2003	International Private Banking, Bankers Trust (1996 to 1999)

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
2001

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 113 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Director

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2002	Board and Director, T. Rowe Price Global Asset Management Limited,
[113]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Chairman of the Board, all funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Christopher D. Alderson (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

M. Kamran Baig (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly Head
of European Research and Senior Portfolio
Manager/Research Analyst, Goldman Sachs
Asset Management (to 2004)

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, International Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Ann B. Cranmer, FCIS (1947)	Vice President, T. Rowe Price Group, Inc., and
Assistant Vice President, International Funds	T. Rowe Price International, Inc.; Vice President
and Secretary, T. Rowe Price Global Asset
Management Limited and T. Rowe Price Global
Investment Services Limited

Frances Dydasco (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, International Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Trust Company

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Vice President, International Funds	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Michael W. Holton (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, International Funds	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, International Funds	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly Vice
President, Salomon Smith Barney Hong Kong
(to 2001)

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price
Vice President, International Funds

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

David Oestreicher (1967)	Vice President, T. Rowe Price, T. Rowe Price Global
Vice President, International Funds	Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., T. Rowe
Price Investment Services, Inc., and T. Rowe Price
Trust Company

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, International Funds

David J.L. Warren (1957)	Director and Vice President, T. Rowe Price; Vice
President, International Funds	President, T. Rowe Price Group, Inc.; Chief
Executive Officer, Director, and President, T. Rowe
Price International, Inc.; Director, T. Rowe Price
Global Asset Management Limited and T. Rowe
Price Global Investment Services Limited

William F. Wendler II, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$14,394	$13,785
Audit-Related Fees	1,221	1,345
Tax Fees	4,081	3,794
All Other Fees	368	124

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,010,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	December 16, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	December 16, 2005